SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 18, 2005

VITASTI, INC.
(Exact name of registrant as specified in its charter)

(former name or former address, if changed since last report)

Delaware	000-26673	98-0207081
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
100-1001 Churchill Crescent North Vancouver, B.C., Canada V7P 1T2
Canada
(Address of principal executive offices)
604-980-6693
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Vitasti, Inc.
From 8-K
Current Report

Item 8.01. Other Events

By way of press releases dated February 8, 2005 and February 16, 2005, the Registrant announced that it was in discussions with SweetSue LLC to obtain certain exclusive rights to a sugar-free substitute baking and sweetener formulation comparable to the Splenda baking and sweetener mix.

On March 18, 2005, unable to finalize an agreement, the Registrant notified SweetSue LLC via electronic mail that it was discontinuing negotiations, but left the open the possibility of pursuing a mutually beneficial relationship in the future.

Additionally, the Registrant has decided to re-organize its retail operations and has closed one of it's corporate stores located in Vancouver. The Registrant's only franchise store located in Toronto has also ceased operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Vitasti, Inc.
Dated: March 18, 2005

	By:	/s/ Tammy-Lynn McNabb
Name: Tammy Lynn McNabb
Title: CEO and President